MFS(R) GLOBAL GROWTH FUND *
                         MFS(R) GLOBAL TOTAL RETURN FUND
                          MFS(R) MID CAP GROWTH FUND *

            Supplement to the Prospectus and Statement of Additional
                         Information (the "SAI") Part I

Effective July 1, 2002 for each fund referenced above (the "fund"), the "Principal Investment Policies" and "Principal Risks of an Investment" sections of each fund's prospectus are revised to delete reference to the fund as a non-diversified mutual fund.

Each fund's SAI "Management of the Fund" section is amended to reflect its new status as a diversified fund and is restated to include the following disclosure:

     The fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer, if, as a result, more than 5% of the fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

Also, for MFS Mid Cap Growth Fund, effective June 12, 2002, the portfolio manager section of the prospectus is hereby restated as follows:

The  fund is  managed  by a team  of  portfolio  managers  comprised  of:  David
Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. These individuals have each been a portfolio manager of the fund since: Mr. Sette-Ducati - May 2000 and Mr. Fischman - April 2002 and they have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.


                  The date of this Supplement is June 28, 2002

* El presente Suplemento tambien se encuentran disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.